UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

Intervoice, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-15045	75-1927578
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17811 Waterview Parkway,
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 454-8000

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

     On July 21, 2004 Intervoice, Inc. (the “Company”) issued a press release announcing the approval by its shareholders of both proposals at its Annual Shareholders’ Meeting. The proposals consisted of (i) the election of the Board of Directors and (ii) an amendment to the Company’s 2003 Stock Option Plan to increase from 2,000,000 to 3,500,000 the aggregate number of shares of the Company’s common stock authorized for issuance under the Plan and increasing by 2,000 the number of shares of common stock under stock options granted to non-employee directors upon their election or re-election to the Board of Directors.

     The foregoing is qualified by reference to Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit
Number	Exhibit Title
99.1	Press Release of the Company dated July 21, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
	By:	/s/ CRAIG E. HOLMES
Craig E. Holmes
Date: July 22, 2004		Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
99.1	Press release of the Company dated July 21, 2004